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                                                                    Exhibit 99.1

[LOGO] Aceto

                              FOR IMMEDIATE RELEASE

                 ACETO ANNOUNCES PRELIMINARY SECOND QUARTER EPS;
                   SCHEDULES NEWS RELEASE AND CONFERENCE CALL


LAKE SUCCESS, NY - January 28, 2005 - Aceto Corporation (NASDAQ:ACET), a global distributor of chemically-derived pharmaceuticals, biopharmaceuticals, specialty chemicals and agrochemicals, today announced preliminary earnings for its second quarter ended December 31, 2004.

The Company expects to report earnings of approximately $0.10 per diluted share before any non-cash impairment costs associated with the sale of its discontinued Institutional Sanitary Supplies business. The impairment costs are expected to reduce earnings by approximately $0.02 per diluted share. The Company had previously provided earnings guidance of $0.12 - $0.15 per diluted share (adjusted for January 10, 2005 3-for-2 stock dividend) before the decision was made to discontinue the Institutional Sanitary Supplies business.

The shortfall from guidance was due to: competitive pricing on certain mature, chemical-based APIs; tight production demand in China, which impeded the Company from delivering some orders; costs associated with the Company's various new business initiatives; and an unanticipated bad debt expense.

These expected earnings are preliminary, based on the best information currently available to the Company, and subject to the closing of the Company's financial books and customary quarterly review procedures with its independent auditors.

SECOND QUARTER RELEASE AND CONFERENCE CALL

The Company will issue its final financial results for the second quarter ended December 31, 2004 before the stock market opens on Thursday February 3, 2005. Leonard S. Schwartz, Chairman, CEO, and President, and Douglas Roth, CFO, will conduct a conference call focusing on the financial results at 10:00 a.m. ET on Thursday, February 3, 2005.

Interested parties may participate in the call by dialing 888-787-0577 (706-679-3204 for international callers) - please call in 10 minutes before the call is scheduled to begin, and ask for the Aceto call. The conference call will also be broadcast live over the Internet via the Investor Relations section of www.aceto.com. To listen to the live call please go to the website at least 15 minutes early to register, download and install any necessary audio software. The conference call will be archived on the Company's website, and a recorded phone replay will also be available from 1:00 p.m. ET on Thursday, February 3, 2005 until 5:00 p.m. ET on Friday, February 4, 2005. Dial 800-642-1687
(706-645-9291 for international callers) and enter the code 3230586 for the phone replay.

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ABOUT ACETO
Aceto Corporation, which was incorporated in 1947, is a global leader in the distribution and marketing of biopharmaceuticals, chemically-derived pharmaceuticals, specialty chemicals and agrochemicals used principally as raw materials in the agricultural, color, pharmaceutical, surface coating/ink and general chemical consuming industries. With offices in ten countries, Aceto Corporation distributes over 1,000 chemicals in these and other fields.

This news release contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements are based on current expectations, estimates and projections made by management. The Company intends for the forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," or variations of such words are intended to identify such forward-looking statements. The forward looking statements contained in this press release include, but are not limited to, the expected earnings per diluted share for the second quarter ended December 31, 2004. All forward-looking statements in this press release are made as of the date hereof, and the Company assumes no obligation to update these forward-looking statements whether as a result of new information, future events or otherwise, other than as required by law. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth or implied by any forward-looking statements. These uncertainties include, but are not limited to, the mix of products sold and the profit margins thereon, order cancellation or a reduction in orders from customers, competitive product offerings and pricing actions, the availability and pricing of key raw materials, dependence on key members of management, risk of entering into new European markets, continued successful integration of acquisitions, economic and political conditions in the United States and abroad, as well as other risks detailed in the Company's SEC reports, including the Company's Form 10-K and other filings. Copies of these filings are available at WWW.SEC.GOV.

CONTACT:                           -OR-    INVESTOR RELATIONS COUNSEL:
Aceto Corporation                          The Equity Group Inc.
Leonard S. Schwartz, Chairman/CEO          Loren G. Mortman
Douglas Roth, CFO                          (212) 836-9604, LMORTMAN@EQUITYNY.COM
(516) 627-6000                             Lauren Barbera
WWW.ACETO.COM                              (212) 836-9610, LBARBERA@EQUITYNY.COM
                                           WWW.THEEQUITYGROUP.COM